UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	February 6, 2006

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

        On February 6, 2006, the Compensation and Personnel Committee (the “Committee”) of the Board of Directors (the “Board”) of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company (“IP&L”) and Wisconsin Power and Light Company (“WP&L,” and together with Alliant Energy and IP&L, the “Company”) (the “Company”) exercised its discretion under the Management Incentive Compensation Plan (“MICP”), which is an annual cash bonus plan, for 2005 and granted annual cash bonuses to certain executive officers as follows: Eliot G. Protsch, $106,000; Barbara J. Swan, $73,000; Thomas L. Aller, $49,000; Thomas L. Hanson, $30,000; John E. Kratchmer, $30,000; Patricia L. Kampling, $13,000; and Dundeana K. Doyle, $34,735. The bonuses were not earned under the performance standard for Alliant Energy earnings per share from continuing operations established in early 2005 by the Committee under the MICP. The Committee exercised its discretion to grant the bonuses after assessing (i) the negative impact of the impairment charges related to Alliant Energy’s Brazil investments on overall Company earnings per share from continuing operations and (ii) the Company’s strong domestic utility performance. The Committee did not grant a bonus under the MICP to William D. Harvey, the President, Chief Executive Officer and Chairman of the Board of the Company or Erroll B. Davis, Jr., who served as the Company’s Chief Executive Officer and Chairman of the Board during 2005.

        On February 6, 2006, the Committee also set the performance goals under the MICP for 2006 for the Company’s executive officers. The bonus will be based on achieving the following performance goals: (a) financial goals consisting of achievement of specified levels of one or more of: earnings per share from continuing operations, cash flows from operations, rates of return, O&M spending and/or capital spending; (b) certain operational and strategic goals; (c) certain goals relating to environmental, health and safety and diversity matters; and (d) certain goals relating to leadership tasks. The foregoing factors will be weighted for each of the executive officers. Under the MICP, the Company’s executive officers will be eligible to receive up to two times a target cash bonus. For 2006, those targets are equal to the following percentages of their respective base salaries: William D. Harvey, 90%; Eliot G. Protsch, 65%; Barbara J. Swan, 50%; Thomas L. Aller, 40%; Thomas L. Hanson, 35%; John E. Kratchmer, 35%; Patricia L. Kampling, 30%; and Dundeana K. Doyle, 35%.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: February 10, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
INTERSTATE POWER AND LIGHT COMPANY
Date: February 10, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
WISCONSIN POWER AND LIGHT COMPANY
Date: February 10, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer

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